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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     JANUARY 7, 2005

                            DATASTREAM SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           0-25590                                    57-0813674
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   (Commission File Number)               (IRS Employer Identification No.)

   50 Datastream Plaza, Greenville, South Carolina            29605
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      (Address of Principal Executive Offices)             (Zip Code)

                                 (864) 422-5001
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

     On January 10, 2005, Datastream Systems, Inc. (the "Company") issued a press release announcing that the Board of Directors appointed C. Alex Estevez to fill the position of President effective January 7, 2005. Mr. Estevez, age 34, will retain the positions of Chief Financial Officer and Secretary of the Company, which he has held since April 1999. Prior to that time, he served as the Company's Vice President of Corporate Development from June 1998 until April 1999 and as the Director of Planning from June 1997 to June 1998. Prior to joining the Company, Mr. Estevez worked in the investment banking technology group at Raymond James & Associates from September 1992 through June 1995, where he focused on technology-based mergers and acquisitions and equity offerings, including the Company's initial public offering. Mr. Estevez holds an A.B. degree from Harvard College and received a Masters of Management in Finance and Strategy from the J.L. Kellogg Graduate School of Management, Northwestern University.

     There are no family relationships with respect to Mr. Estevez that would be required to be disclosed under Item 401(d) of Regulation S-K, nor are there any related party transactions that would require disclosure under Item 404(a) of Regulation S-K. There is no employment agreement between Mr. Estevez and the Company.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

     Exhibit 99.1 Press release, dated January 10, 2005, announcing that the Company's Board of Directors has named C. Alex Estevez as President of the Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DATASTREAM SYSTEMS, INC.

                               By:  /s/ C. Alex Estevez
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                                    C. Alex Estevez
                                    President and Chief Financial Officer
                                    (principal financial and accounting officer)

Dated: January 10, 2005

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                                  EXHIBIT INDEX

Exhibit 99.1 Press release, dated January 10, 2005, announcing that the Company's Board of Directors has named C. Alex Estevez as President of the Company.